UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2009 (January 16, 2009)

US AIRWAYS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

(Former name or former address if changed since last report.)

US AIRWAYS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 16, 2009, US Airways, Inc. (“US Airways”) exercised its right to obtain new loan commitments and incur additional loans under its Loan Agreement, dated as of October 20, 2008, with General Electric Capital Corporation, as administrative agent and collateral agent (as amended, the “Spare Parts Loan Agreement”). In connection with the exercise of such right, Airbus Financial Services funded $50 million in satisfaction of a previous commitment (the “Loan”). The Loan will mature on October 20, 2014, will bear interest at a rate of LIBOR plus a margin and will be secured by the collateral securing loans under the Spare Parts Loan Agreement.

In addition, in connection with the incurrence of the Loan, US Airways and Airbus S.A.S. entered into (i) Amendment No. 3 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement dated as of October 2, 2007 (the “A320 Amendment”), (ii) Amendment No. 3 to the A330 Aircraft Purchase Agreement dated as of October 2, 2007 (the “A330 Amendment”) and (iii) Amendment No. 2 to the Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007 (the “A350 XWB Amendment” and together with the A320 Amendment and the A330 Amendment, the “Purchase Agreement Amendments”). Pursuant to the Purchase Agreement Amendments, the existing cross-default provisions of the applicable aircraft purchase agreements were amended and restated to, among other things, specify the circumstances under which a default under the Loan would constitute a default under the applicable aircraft purchase agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Dated: January 20, 2009	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Dated: January 20, 2009	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer